EXHIBIT 10.44

                     FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT (the "Fifth Amendment"), is made and entered into as of the 26th day of January, 2001, by and between ATLANTIS PLASTICS, INC., a Florida corporation (the "Company"), and ANTHONY F. BOVA (the "Executive").

                                    RECITALS

         A. The Company and the Executive are parties to an Employment Agreement, dated as of February 1, 1995, as amended by (i) a First Amendment to Employment Agreement, dated as of February 1, 1995, (ii) a letter agreement, dated April 8, 1996, (iii) a letter agreement, dated February 14, 1997 and (iv) a Fourth Amendment to Employment Agreement, dated as of August 2, 1999 (collectively, the "Employment Agreement"), pursuant to which the Executive serves as the President and Chief Executive Officer of the Company.

         B. The parties hereto desire to amend the Employment Agreement as set forth herein.

         C. Section 10 of the Employment Agreement provides that the Employment Agreement may be modified by an agreement in writing between the parties thereto.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Preamble and Recitals; Defined Terms. The preamble and recitals hereinabove set forth are incorporated herein and made a part hereof. Except as otherwise provided herein, capitalized terms used in this Fifth Amendment shall have the meanings ascribed thereto in the Employment Agreement.

         2. Amendment to Employment Agreement.

                  (a) Section 2.1 of the Employment Agreement is hereby amended by deleting the reference to "January 31, 2001" therefrom and substituting the date "December 31, 2001" in its complete place and stead.

                  (b) Exhibit A to the Employment Agreement, as heretofore amended, is hereby further amended by deleting the phrase "and 1999 and 2000" and substituting the phrase "2001" in its complete place and stead.

                  (c) Sections 5.4 of the Employment Agreement is hereby amended by adding the following:

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                  "(c) For a two (2) year period after the effective date of termination, the Company shall arrange to provide the Executive with benefits substantially similar to the benefits that the Executive was then currently receiving or entitled to receive under the Company's life, disability, accident and group health insurance plans or any similar plans in which the Executive was participating immediately prior to such effective date of termination ("Welfare Plan Benefits") at a cost to the Executive which shall be no greater than the cost to the Executive in effect at such effective date of termination; provided, however, that to the extent any such coverage is prohibited by any judicial or legislative authority, the Company shall make alternative arrangements to provide the Executive with Welfare Plan Benefits, including, but not limited to, providing the Executive with a payment in an amount equal to the Executive's cost of purchasing Welfare Plan Benefits. Benefits otherwise receivable by the Executive pursuant to the immediately preceding sentence shall be reduced to the extent comparable benefits are actually received on the Executive's behalf during the two (2) year period following the Executive's termination, and such benefits actually received by the Executive shall be reported to the Company.

         3. Affirmation. In all other respects the Employment Agreement is affirmed.

                           [Signature page to follow]

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         IN WITNESS WHEREOF, the undersigned have caused this Fifth Amendment to be executed as of the date first written above.

                                            ATLANTIS PLASTICS, INC.

                                            By: /s/ Earl W. Powell
                                                   -----------------------------
                                                     Earl W. Powell
                                                     Chairman of the Board

                                                 /s/ Anthony F. Bova
                                                 -------------------------------
                                                        Anthony F. Bova